                                                                  EXHIBIT 10.22



                               FIRST AMENDMENT TO
                     SHORT-TERM REVOLVING CREDIT AGREEMENT


         This First Amendment to Short-Term Revolving Credit Agreement dated as of July 14, 1995 (this "Amendment") is among (i) Burlington Resources Inc., a Delaware corporation ("Borrower"), (ii) the undersigned financial institutions ("Lenders") which are parties to the Short-Term Revolving Credit Agreement dated as of July 20, 1994 ("Credit Agreement") among the Borrower, the financial institutions party thereto and Citibank, N.A., as agent ("Agent"), and (iii) the Agent. In consideration of the mutual covenants contained herein, the Borrower, the Agent and the Lenders agree as set forth herein.


         1. Amendment to the Credit Agreement. Section 2.21(a) of the Credit Agreement is hereby amended by (i) deleting the reference to "60 days" set forth therein and inserting in lieu thereof a reference to "45 days", and
(ii) deleting the reference to "40 days" set forth therein and inserting in lieu thereof a reference to "30 days".

         2.       Miscellaneous.

                  2.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless effected in accordance with
Section 8.01 of the Credit Agreement.

                  2.2. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement (including, without limitation, exhibits thereto) or any of the Notes remain in full force and effect. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended hereby, are used herein as defined in the Credit Agreement, as amended hereby.

                  2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement as amended hereby.

                  2.6. Authority, etc. The Borrower hereby represents and warrants that (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, by the Borrower are within the power of the Borrower and have been duly authorized by all necessary corporate action, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                  2.7. Effective Date. This Amendment is effective as of July 14, 1995.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                                  BURLINGTON RESOURCES INC.


                                                  By: /s/ EVERETT D. DUBOIS
                                                     ---------------------------
                                                  Name: Everett D. DuBois
                                                       -------------------------
                                                  Title: Treasurer
                                                        ------------------------

                                                  CITIBANK, N.A., as Agent


                                                  By: /s/ OLIVA A. MURRAY
                                                     ---------------------------
                                                  Name: Oliva A. Murray
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------

                                                  CITIBANK, N.A.


                                                  By: /s/ OLIVA A. MURRAY
                                                     ---------------------------
                                                  Name: Oliva A. Murray
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK


                                                  By: /s/ PHILIP W. MCNEAL
                                                     ---------------------------
                                                  Name: Philip W. McNeal
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  NATIONSBANK OF TEXAS, N.A.


                                                  By: /s/ PAUL A. SQUIRES
                                                     ---------------------------
                                                  Name: Paul A. Squires
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------


                                                  TEXAS COMMERCE BANK NATIONAL
                                                   ASSOCIATION


                                                  By: /s/ SCOTT RICHARDSON
                                                     ---------------------------
                                                  Name: Scott Richardson
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  BANK OF AMERICA NATIONAL TRUST
                                                   AND SAVINGS ASSOCIATION


                                                  By: /s/ JOHN ROBINSON
                                                     ---------------------------
                                                  Name: John Robinson
                                                       -------------------------
                                                  Title: Managing Director
                                                        ------------------------

                                                  THE FIRST NATIONAL BANK OF
                                                   BOSTON


                                                  By: /s/ RITA M. CAHILL
                                                     ---------------------------
                                                  Name: Rita M. Cahill
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  CREDIT LYONNAIS CAYMAN ISLAND
                                                   BRANCH


                                                  By: /s/ XAVIER RATOUIS
                                                     ---------------------------
                                                  Name: Xavier Ratouis
                                                       -------------------------
                                                  Title: Authorized Signature
                                                        ------------------------


                                                  MELLON BANK, N.A.


                                                  By: /s/ A. GARY CHACE
                                                     ---------------------------
                                                  Name: A. GARY CHACE
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------


                                                  TORONTO DOMINION (TEXAS), INC.


                                                  By: /s/ DIANE BAILEY
                                                     ---------------------------
                                                  Name: Diane Bailey
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  ABN AMRO BANK N.V.

                                                  By: /s/ W. BRYAN CHAPMAN
                                                     ---------------------------
                                                  Name: W. Bryan Chapman
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  By: /s/ MICHAEL N. OAKES
                                                     ---------------------------
                                                  Name: Michael N. Oakes
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------

                                                  THE BANK OF TOKYO, LTD.


                                                  By: /s/ M. YAMADA
                                                     ---------------------------
                                                  Name: M. Yamada
                                                       -------------------------
                                                  Title: VP & Senior Manager
                                                        ------------------------


                                                  FIRST INTERSTATE BANK OF
                                                   TEXAS, N.A.


                                                  By: /s/ ANN B. RHOADS
                                                     ---------------------------
                                                  Name: Ann B. Rhoads
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  THE NORTHERN TRUST COMPANY


                                                  By: /s/ MARTIN G. ALSTON
                                                     ---------------------------
                                                  Name: Martin G. Alston
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  THE SUMITOMO BANK, LIMITED,
                                                   HOUSTON AGENCY


                                                  By: /s/ Harumitsu Seki
                                                     ---------------------------
                                                  Name: Harumitsu Seki
                                                       -------------------------
                                                  Title: General Manager
                                                        ------------------------

                                                  UNION BANK OF SWITZERLAND


                                                  By: /s/ EVANS SWANN
                                                     ---------------------------
                                                  Name: Evans Swann
                                                       -------------------------
                                                  Title: Managing Director
                                                        ------------------------


                                                  By: /s/ ALFRED W. IMHOLZ
                                                     ---------------------------
                                                  Name: Alfred W. Imholz
                                                       -------------------------
                                                  Title: Managing Director
                                                        ------------------------

                              SECOND AMENDMENT TO
                     SHORT-TERM REVOLVING CREDIT AGREEMENT


         This Second Amendment to Short-Term Revolving Credit Agreement dated as of July 12, 1996 (this "Amendment") is among (i) Burlington Resources Inc., a Delaware corporation ("Borrower"), (ii) the undersigned financial institutions ("Lenders") which are parties to the Short-Term Revolving Credit Agreement dated as of July 20, 1994 as amended by the First Amendment to Short-Term Revolving Credit Agreement dated as of July 14, 1995 (as so amended, the "Credit Agreement") among the Borrower, the financial institutions party thereto and Citibank, N.A., as agent for such financial institutions ("Agent"), and (iii) the Agent. In consideration of the mutual covenants contained herein, the Borrower, the Agent and the Lenders agree as set forth herein.

         1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

                  1.1. Section 1.01. Section 1.01 of the Credit Agreement is amended by deleting each of the definitions of Eurodollar Rate Margin, Facility Fee Percentage, and Long-Term Revolving Credit Agreement and inserting in lieu thereof each of the following definitions reading in their entirety as follows:

                  "Eurodollar Rate Margin" means 0.24% per annum.

                  "Facility Fee Percentage" means 0.06% per annum.

                  "Long-Term Revolving Credit Agreement" means the Second Amended and Restated Long-Term Revolving Credit Agreement dated as of July 12, 1996 among the Borrower, the financial institutions party thereto and Citibank, N.A., as agent for such financial institutions, as it may be amended or otherwise modified from time to time.

                  1.2. Section 2.15(a). Section 2.15(a) of the Credit Agreement is amended by replacing the word "either" set forth immediately before clause
(A) of the proviso in the second sentence of such Section with the word "both" and by replacing the word "or" set forth immediately before clause (B) of such proviso with the word "and".

                  1.3. Section 4.01(a). The last sentence of Section 4.01(a) of the Credit Agreement is amended to read in its entirety as follows:

         Each Subsidiary which is, on and as of July 12, 1996, a Material Subsidiary is listed on Schedule II hereto.


                  1.4. Section 4.01(e). The Credit Agreement is amended by deleting Section 4.01(e) and inserting in lieu thereof the following:

                           (e) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and cash flow for the fiscal year then ended, reported on by Coopers & Lybrand, independent public accountants, copies of which have been furnished, prior to July 5, 1996, to the Agent and the Lenders party to this Agreement as of July 12, 1996, fairly present the consolidated financial condition of the Borrower and such Subsidiaries as at December 31, 1995 and the consolidated results of their operations for such fiscal period, all in accordance with generally accepted accounting principles consistently applied. The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at March 31, 1996 and the related consolidated statements of income and cash flow for the three months then ended, copies of which have been furnished to the Agent and such Lenders prior to July 5, 1996, fairly present the consolidated financial condition of the Borrower and such Subsidiaries as at March 31, 1996 and the consolidated results of their operations for such fiscal period, all in accordance with generally accepted accounting principles consistently applied, and since March 31, 1996 there has been no material adverse change in such condition or operations.

                  1.5. Section 7.05. The Credit Agreement is amended by deleting Section 7.05 and inserting in lieu thereof the following:

                  SECTION 7.05 INDEMNIFICATION. THE LENDERS (OTHER THAN THE DESIGNATED BIDDERS) AGREE TO INDEMNIFY THE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE A NOTES THEN HELD BY EACH OF THEM (OR IF NO A NOTES ARE AT THE TIME OUTSTANDING OR IF ANY A NOTES ARE HELD BY PERSONS WHICH ARE NOT LENDERS, RATABLY ACCORDING TO THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS OR THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS IMMEDIATELY PRIOR TO TERMINATION IF THE COMMITMENTS HAVE BEEN TERMINATED), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION

         HEREWITH, OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER THIS AGREEMENT, OR ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION HEREWITH; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limitation of the foregoing, each Lender (other than the Designated Bidders) agrees to reimburse the Agent promptly upon demand for such Lender's ratable share of any reasonable out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any of the Notes or any other instrument or document furnished pursuant hereto or in connection herewith to the extent that the Agent acts in its capacity as Agent and is not reimbursed for such expenses by the Borrower.

                  1.6. Section 8.12. The Credit Agreement is further amended by adding immediately after Section 8.11, a new Section 8.12 reading in its entirety as follows:

                       SECTION 8.12. WAIVER OF JURY TRIAL. THE BORROWER,
         THE AGENT, AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  1.7. Schedule II. Schedule II to the Credit Agreement is hereby amended and restated in its entirely by Schedule II hereto.

                  1.8. Change of Commitments. Effective as of July 12, 1996, the Commitment of Credit Lyonnais New York Branch ("CLNY") is hereby changed to $12,500,000 and the Commitment of Bank of Tokyo - Mitsubishi, Ltd. - Houston Agency ("BOT") is hereby changed to $21,000,000, and for purposes of Section
2.01 of the Credit Agreement and other relevant purposes such new amounts shall be deemed to be the respective amounts set forth opposite their respective names on the signature pages of the Credit Agreement. If any A Advances are outstanding on July 12, 1996, then on such date BOT will purchase from CLNY, without recourse, 17/42 of each A Advance owed to CLNY on such date, which purchased amounts will be thereafter deemed part of the corresponding A Advances of BOT.

         2.       Miscellaneous.

                  2.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless effected in accordance with
Section 8.01 of the Credit Agreement.

                  2.2. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement (including, without limitation, exhibits thereto), any Note or any other document executed in connection therewith remain in full force and effect. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended hereby, are used herein as defined in the Credit Agreement, as amended hereby. Each reference in the Credit Agreement as amended hereby to "this Credit Agreement", "this Agreement", "herein", "hereof" or words of similar effect, and each reference in any Note or other document executed in connection therewith to the "Credit Agreement", "thereunder", "thereof" or words of similar effect, shall mean and be a reference to the Credit Agreement as amended hereby.

                  2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  2.5. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement as amended hereby.

                  2.6. Authority, etc. The Borrower hereby represents and warrants that (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, by the

Borrower are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no authorization, approval, consent, license or other action by, or notice or filing with, any governmental authority or regulatory body, do not contravene (A) the Borrower's certificate of incorporation or by-laws, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) any law or any contractual restriction binding on or affecting the Borrower, and will not result in or require the creation or imposition of any Lien on or in respect of any property of the Borrower or of any Subsidiary of the Borrower, (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, (iv) each representation and warranty contained in Section 4.01 of the Credit Agreement as amended hereby is correct in all material respects as though made on and as of the date hereof, and (v) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  2.7. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect in any material respect when made, such event shall constitute an "Event of Default" under the Credit Agreement, as amended hereby.

                  2.8. Effectiveness. Following the execution of this Amendment, this Amendment will be effective as of July 12, 1996. Fees payable pursuant to Section 2.03 of the Credit Agreement, and interest payable pursuant to the Credit Agreement, shall be determined in accordance with the Credit Agreement to July 12, 1996 and shall be payable on the dates contemplated in the Credit Agreement, and fees and interest accruing on or after July 12, 1996 shall be determined and payable in accordance with the Credit Agreement, as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                  BURLINGTON RESOURCES INC.


                                                  By: /s/ EVERETT D. DUBOIS
                                                     --------------------------
                                                     Everett D. DuBois
                                                     Senior Vice President and
                                                     Treasurer

                                                  CITIBANK, N.A., as Agent


                                                  By: /s/ ALAN J. BERENBAUM
                                                     ---------------------------
                                                  Name: Alan J. Berenbaum
                                                       -------------------------
                                                  Title: Attorney-in-Fact
                                                        ------------------------

                                                  CITIBANK, N.A.


                                                  By: /s/ ALAN J. BERENBAUM
                                                     ---------------------------
                                                  Name: Alan J. Berenbaum
                                                       -------------------------
                                                  Title: Attorney-in-Fact
                                                        ------------------------


                                                  MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK


                                                  By: /s/ VERNON M. FORD, JR.
                                                     ---------------------------
                                                  Name: Vernon M. Ford, Jr.
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  NATIONSBANK OF TEXAS, N.A.


                                                  By: /s/ PAUL A. SQUIRES
                                                     ---------------------------
                                                  Name: Paul A. Squires
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------


                                                  THE CHASE MANHATTAN BANK, N.A.
                                                  (formerly known as TEXAS
                                                  COMMERCE BANK NATIONAL
                                                  ASSOCIATION)


                                                  By: /s/ LORI VETTERS
                                                     ---------------------------
                                                  Name: Lori Vetters
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------

                                                  BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION


                                                  By: /s/ RICHARD D. BLUTH
                                                     ---------------------------
                                                  Name: Richard D. Bluth
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------


                                                  THE FIRST NATIONAL BANK OF
                                                  BOSTON


                                                  By: /s/ GEORGE W. PASSELA
                                                     ---------------------------
                                                  Name: George W. Passela
                                                       -------------------------
                                                  Title: Managing Director
                                                        ------------------------


                                                  CREDIT LYONNAIS NEW YORK
                                                  BRANCH


                                                  By: /s/ JACQUES-YVES MULLIEZ
                                                     ---------------------------
                                                  Name: Jacques-Yves Mulliez
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------


                                                  MELLON BANK, N.A.


                                                  By: /s/ E. MARC CUENOD, JR.
                                                     ---------------------------
                                                  Name: E. Marc Cuenod, Jr.
                                                       -------------------------
                                                  Title: First Vice President
                                                        ------------------------


                                                  TORONTO DOMINION (TEXAS), INC.


                                                  By: /s/ NEVA NESBITT
                                                     ---------------------------
                                                  Name: Neva Nesbitt
                                                       -------------------------
                                                  Title: Vice President
                                                        ------------------------

                                             ABN AMRO BANK N.V.
                                             By: ABN AMRO NORTH AMERICA INC.,
                                                     as agent


                                            By: /s/ W. BRYAN CHAPMAN
                                               ---------------------------------
                                            Name: W. Bryan Chapman
                                                 -------------------------------
                                            Title: Vice President and Director
                                                  ------------------------------


                                            By: /s/ H. GENE SHIELS
                                               ---------------------------------
                                            Name: H. Gene SHIELS
                                                 -------------------------------
                                            Title: Vice President and Director
                                                  ------------------------------


                                            THE BANK OF TOKYO - MITSUBISHI, LTD.
                                            - HOUSTON A ENCY (formerly known as
                                            THE BANK OF TOKYO, LTD.)


                                            By: /s/ J. MCINTYRE
                                               ---------------------------------
                                            Name: J. McIntyre
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            WELLS FARGO BANK (TEXAS),
                                            NATIONAL ASSOCIATION
                                            (formerly known as FIRST
                                            INTERSTATE BANK OF TEXAS, N.A.)


                                            By: /s/ ANN M. RHOADS
                                               ---------------------------------
                                            Name: Ann M. Rhoads
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            THE NORTHERN TRUST COMPANY


                                            By: /s/ MERLON J. SCHUNEMAN
                                               ---------------------------------
                                            Name: Merlon J. Schuneman
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            THE SUMITOMO BANK, LIMITED,
                                            HOUSTON AGENCY


                                            By: /s/ HATUMITSU SEID
                                               ---------------------------------
                                            Name: Hatumitsu Seid
                                                 -------------------------------
                                            Title: General Manager
                                                  ------------------------------


                                            UNION BANK OF SWITZERLAND


                                            By: /s/ EVANS SWANN
                                               ---------------------------------
                                            Name:  Evans Swann
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------


                                            By: /s/ J. GEORGE KUBOVE
                                               ---------------------------------
                                            Name: J. George Kubove
                                                 -------------------------------
                                            Title: Assistant Vice President
                                                  ------------------------------

                                  SCHEDULE II

                             MATERIAL SUBSIDIARIES




                               Meridian Oil Inc.